SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 17, 2010

PAR PHARMACEUTICAL COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	File Number 1-10827	22-3122182
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

300 Tice Boulevard, Woodcliff Lake, NJ		07677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 802-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2010, Par Pharmaceutical Companies, Inc. (the “Company”) announced that John A. MacPhee, Executive Vice President of the Company and President of Strativa Pharmaceuticals (“Strativa”), the proprietary products division of the Company’s wholly-owned subsidiary, Par Pharmaceutical, Inc. (“Par”), will resign from his position, effective January 31, 2011, in order to pursue other opportunities.

In addition, the Company announced that Patrick G. LePore, the Company’s Chairman, CEO and President, will assume day-to-day oversight of Strativa on an interim basis.

Par entered into a separation and release agreement (the “Agreement”) with Mr. MacPhee on December 17, 2010 in connection with his separation from Par, effective January 31, 2011 (the “Separation Date”).  In accordance with the terms of his employment agreement, Par will pay Mr. MacPhee severance payments totaling $750,000 in equal semi-monthly installments, with interest, commencing on August 1, 2011 through February 2013.  In addition, for up to eighteen months following the Separation Date, Par will make bi-weekly payments to Mr. MacPhee to cover the cost of premiums for COBRA continuation coverage in the event he elects such coverage.  Consistent with the terms of his employment agreement, Mr. MacPhee will have the right to retain equity awards vested prior to the Separation Date, and he will be entitled to the acceleration of a portion of certain other equity awards which are not currently vested.  Pursuant to the Agreement, Mr. MacPhee (i) is waiving any claim that he may have against Par in connection with his employment agreement, (ii) is acknowledging his obligations under his employment agreement that he remains subject to the duty of non-disclosure of confidential information, and (iii) will not solicit any business or employees away from Par for one year following his Separation Date.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report on Form 8-K contain information that is not historical, such statements are essentially forward-looking and are subject to certain risks and uncertainties, including the risks and uncertainties discussed from time to time in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated as of:  December 17, 2010

PAR PHARMACEUTICAL COMPANIES, INC.
(Registrant)

/s/ Thomas J. Haughey
Thomas J. Haughey, Executive Vice President,
Chief Administrative Officer and General Counsel